EXHIBIT 99.1
                                                                    ------------



FOR IMMEDIATE RELEASE
Contact:
Bruce Riggins         Melissa Thompson        Jerry Daly or Carol McCune
Director of Finance   Director of Corporate   Daly Gray Public Relations (Media)
(202) 295-2276        Communications          (703) 435-6293
                      (202) 295-2228



         MERISTAR HOSPITALITY CORPORATION REPORTS SECOND-QUARTER RESULTS



         WASHINGTON, D.C., August 7, 2002--MeriStar Hospitality Corporation (NYSE: MHX), the nation's third largest hotel real estate investment trust
(REIT), today announced financial results for the second quarter ended June 30, 2002.

         The results were impacted by a continued sluggish economy and a slower than expected rebound in travel, especially the transient business travel segment. Excluding the $3.1 million impact of non-hedging derivatives related to debt that was repaid in the first quarter, funds from operations (FFO) for the 2002 second quarter were $37.6 million, compared to $60.8 million for the 2001 second quarter. FFO per diluted share was $0.70, compared to $1.14 for the 2001 second quarter. FFO results were $0.01 ahead of the consensus analysts' estimate.

         Revenues declined 8.4 percent to $281.3 million. Earnings before interest expense, income taxes, depreciation and amortization (EBITDA) fell 21.3 percent to $71.9 million. Diluted net income per share was $0.06, compared to $0.52 per share in the 2001 second quarter. Hotel operating profit margins declined 360 basis points to 33.7 percent.

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MeriStar Hospitality
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         Same-store revenue per available room (RevPAR) declined 11.3 percent to
$70.60. Average daily rate (ADR) decreased 7.2 percent to $101.65, while occupancy fell 4.4 percent to 69.5 percent.

         "The rebound in travel that was anticipated by the industry failed to materialize in the second quarter," said Paul Whetsell, chairman and chief executive officer. "Our group and leisure business have held up well in most markets, but the transient business travel segment continues to lag. We are pleased that our operator has been able to maintain margins at relatively high levels despite the sharp decline in revenue. We believe many of the cost-saving measures that have been initiated in the past year will be permanent and will benefit us tremendously when business travel begins to rebound."

         Whetsell noted that its paper-clipped management company, MeriStar Hotels & Resorts, had successfully completed a merger with Interstate Hotels Corporation, effective July 31, and had taken on a new name, Interstate Hotels & Resorts (NYSE: IHR). "We expect to see our hotels gain greater economies of scale in marketing and purchasing with Interstate Hotels & Resorts and believe the merger will have a long-term positive effect on MeriStar Hospitality's results."

         Following the close of the second quarter, MeriStar sold three hotels as part of its on-going program to sell non-strategic assets. "The hotels did not fit our long-term strategy of owning upscale, full-service hotels in major markets with high barriers to entry. We have several more hotels that fall into this category and will market them for sale as conditions warrant."

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MeriStar Hospitality
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         Whetsell noted that MeriStar is seeing more hotels available for acquisition at more reasonable prices than in several years. "While we have no immediate plans to acquire assets, we intend to take full advantage of opportunities as they arise," he said.

OPERATING PERFORMANCE IN SIGNIFICANT MARKETS

         RevPAR declined in all major markets with Northern and Southern California, the Northeast, Southwest Florida and Chicago reporting the largest declines. The Mid-Atlantic region, which was particularly hard hit after the September 11 terrorist attacks, declined only 3.1 percent.

         RevPAR and EBITDA contributions in significant markets for the second quarter were:

                                    Three Months Ended June 30, 2002

                                                        EBITDA
                                        RevPAR       Contribution    % of Total
                                        Change        (in 000s)        EBITDA
                                        ------        ---------        ------

         Mid-Atlantic                     -3.1%         10,203          14.2%
         New Jersey                      -22.7%          6,005           8.4%
         Northern California             -26.1%          5,556           7.7%
         Southern California             -13.3%          4,530           6.3%
         Southwest Florida               -17.2%          3,832           5.3%
         Tampa/Clearwater                -10.8%          3,737           5.2%
         Houston                         -11.0%          3,018           4.2%
         Orlando                          -8.1%          2,646           3.7%
         Chicago                         -17.8%          2,492           3.5%
         Atlanta                          -5.9%          2,034           2.8%
         Colorado                         -5.8%          1,665           2.3%
         Connecticut                     -16.8%          1,470           2.0%
         Dallas                          -11.3%            918           1.3%

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MeriStar Hospitality
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BALANCE SHEET IMPROVED

         During the second quarter, MeriStar paid off the remaining outstanding balance on its $150 million revolving line of credit from cash flow, according to John Emery, president and chief operating officer. "We have significantly strengthened our balance sheet this year through the sale of $200 million of senior unsecured notes in February, the pay down of our revolving credit facility, and the sale of three hotels in July. Our balance sheet continues to improve, despite the difficult economy. Our average debt maturity is 7.4 years at an average rate of 8.6 percent."

KEY FINANCIAL INFORMATION

         o        Total debt to annual EBITDA of 7.2x
         o        Annual interest coverage ratio of 1.7x
         o Capital expenditures of $10.5 million for the quarter ended June 30, 2002
         o Notes receivable from MeriStar Hotels & Resorts of $59.1 million at June 30, 2002
         o        Cash balance of $44.3 million at June 30, 2002

LONG-TERM DEBT

         Long-term debt as of June 30, 2002 consists of the following:

                             (amounts in thousands)
                                                      INTEREST
                                        BALANCE         RATE            MATURITY

         Revolver                    $        --      LIBOR + 400bps    2003
         Convertible Notes               154,300            4.75%       2004
         Subordinated Notes              203,011            8.75%       2007
         Senior Unsecured Notes          299,258            9.00%       2008
         Senior Unsecured Notes          248,532           10.50%       2009
         CMBS                            317,258            7.76%       2009
         Senior Unsecured Notes          395,751            9.13%       2011
         Mortgage Debt and Other          51,025            9.00%      Various
                                     -----------
                                     $ 1,669,135

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MeriStar Hospitality
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DIVIDEND AND GUIDANCE

         "Due to the continued sluggish economy, we are revising our guidance and dividend expectations for the third quarter," said Emery. "For the 2002 third quarter, we estimate that RevPAR will be flat to down two percent, compared to the same period in 2001. FFO per share is projected to be $0.20 to $0.25, and EBITDA is estimated at $44 million to $47 million. For the full year 2002, we project FFO per share of $1.70 to $1.80 and EBITDA of $228 million to $233 million with RevPAR declining 4 percent to 6 percent.

         "Based on our current forecast, we expect to continue paying a $0.01 dividend for the third quarter, and we will evaluate the fourth-quarter dividend as we gain more visibility on results for the second half of 2002."

         To listen to a webcast of the company's second-quarter conference call today, August 7, at 10:00 a.m. Eastern time, interested parties may visit the company's Web site and click on Investor Relations and then Second-Quarter Conference Call. Interested parties also may listen to an archived webcast of the conference call on the Web site, or may dial (800) 218-8862, pass code 488458, to hear a telephone replay. The telephone replay will be available through Monday, August 12, 2002. The archived webcast will be available on MeriStar's Web site.

         Washington, D.C.-based MeriStar Hospitality Corporation owns 109 principally upscale, full-service hotels in major markets and resort locations with 28,099 rooms in 27 states, the District of Columbia and Canada. The company owns hotels under such internationally known brands as Hilton, Sheraton, Marriott, Westin, Radisson and Doubletree. For more information about MeriStar Hospitality Corporation, visit the company's Web site: WWW.MERISTAR.COM.

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MeriStar Hospitality
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         THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS ABOUT MERISTAR
HOSPITALITY CORPORATION, INCLUDING THOSE STATEMENTS REGARDING FUTURE OPERATING RESULTS AND THE TIMING AND COMPOSITION OF REVENUES, AMONG OTHERS. EXCEPT FOR HISTORICAL INFORMATION, THE MATTERS DISCUSSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING THE
FOLLOWING: THE CURRENT SLOWDOWN OF THE NATIONAL ECONOMY; ECONOMIC CONDITIONS GENERALLY AND THE REAL ESTATE MARKET SPECIFICALLY; THE IMPACT OF THE SEPTEMBER 11, 2001 TERRORIST ATTACKS OR ACTUAL OR THREATENED FUTURE TERRORIST INCIDENTS; LEGISLATIVE/REGULATORY CHANGES, INCLUDING CHANGES TO LAWS GOVERNING THE TAXATION OF REITS; AVAILABILITY OF CAPITAL; INTEREST RATES; COMPETITION; SUPPLY AND DEMAND FOR HOTEL ROOMS IN OUR CURRENT AND PROPOSED MARKET AREAS; AND CHANGES IN GENERAL ACCOUNTING PRINCIPLES, POLICIES AND GUIDELINES APPLICABLE TO REITS. ADDITIONAL RISKS ARE DISCUSSED IN THE COMPANY'S FILINGS WITH SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001.

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MERISTAR HOSPITALITY CORPORATION
STATEMENTS OF OPERATIONS
(UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS AND OPERATING STATISTICS)

                                                          THREE MONTHS ENDED JUNE 30,   SIX MONTHS ENDED JUNE 30,
                                                          ---------------------------   --------------------------
                                                                2002         2001          2002         2001
                                                                ----         ----          ----         ----
 Revenue
Hotel operations:
   Rooms                                                      $ 183,422     $ 202,380     $ 353,970     $ 402,760
   Food and beverage                                             71,905        74,092       133,970       145,383
   Other operating departments                                   20,608        23,534        39,716        46,005
   Participating lease revenue                                       --         3,752            --         7,536
   Office rental and other revenue                                5,320         3,409        10,263         8,167
                                                              ---------     ---------     ---------     ---------
Total revenue                                                   281,255       307,167       537,919       609,851

Hotel operating expenses by department:
   Rooms                                                         43,443        46,565        82,378        92,287
   Food and beverage                                             50,445        52,486        94,850       103,890
   Other operating departments                                   11,651        12,046        22,345        23,616
   Office rental, parking and other operating expenses              790           688         1,604         1,625
   Undistributed operating expenses:
   Administrative and general                                    44,727        43,138        88,198        88,055
   Property operating costs                                      41,453        42,278        78,835        84,977
   Property taxes, insurance and other                           16,842        18,654        36,903        37,041
   Depreciation and amortization                                 31,449        28,708        62,350        58,405
   Interest expense, net                                         34,063        30,032        68,662        60,261
   Change in fair value of non-hedging derivatives                3,090            --         3,079            --
   Write off of deferred costs                                       --            --         1,529            --
   Loss on fair value of non-hedging derivatives                     --            --         4,735            --
   Swap termination costs                                            --            --            --         9,297
   Write down of investment in STS Hotel Net                         --            --            --         2,112
   FelCor merger costs                                               --         3,789            --         3,789
   Costs to terminate leases with Prime
      Hospitality Corporation                                        --         1,315            --         1,315
                                                              ---------     ---------     ---------     ---------
Total expenses                                                  277,953       279,699       545,468       566,670
                                                              ---------     ---------     ---------     ---------

Income (loss) before minority interests, income taxes, loss
  on sale of asset and extraordinary loss                         3,302        27,468        (7,549)       43,181

Minority interests                                                  245         2,017          (382)        3,121
Income taxes                                                         84           891          (197)        1,402
                                                              ---------     ---------     ---------     ---------
Income (loss) before loss on sale of asset and
   extraordinary loss                                            l2,973        24,560        (6,970)       38,658

Loss on sale of asset, net of taxes                                  --            --            --        (1,059)

Extraordinary loss, net of taxes                                     --            --            --        (1,224)
                                                              ---------     ---------     ---------     ---------
Net income (loss)                                             $   2,973     $  24,560     $  (6,970)    $  36,375

Dividends paid on unvested restricted stock                          (2)         (202)           (3)         (403)
                                                              ---------     ---------     ---------     ---------
Income (loss) available to common stockholders                $   2,971     $  24,358     $  (6,973)    $  35,972
                                                              =========     =========     =========     =========
Net income (loss) per diluted common share                    $    0.06     $    0.52     $   (0.16)    $    0.79
                                                              =========     =========     =========     =========
Recurring funds from operations (1), diluted
   Income (loss) before loss on sale of asset and
   extraordinary loss                                         $   2,973     $  24,560     $  (6,970)    $  38,658
   Minority interest to common OP unit holders                      104         1,876          (664)        2,839
   Interest on convertible debt                                   1,833         1,833         3,665         3,665
   Hotel depreciation and amortization                           29,598        27,613        58,249        56,232
   Interest rate swaps                                            3,090            --         3,079            --
   Non-recurring items (net of income taxes):
      Write off of deferred costs                                    --            --         1,490            --
      Loss on fair value of non-hedging derivatives                  --            --         4,615            --
      Swap termination costs                                         --            --            --         8,998
      Write down of investment in STS Hotel Net                      --            --            --         2,046
      FelCor merger costs                                            --         3,667            --         3,667
      Costs to terminate leases with Prime Hospitality
         Corporation                                                 --         1,272            --         1,272
                                                              ---------     ---------     ---------     ---------
                                                              $  37,598     $  60,821     $  63,464     $ 117,377
                                                              =========     =========     =========     =========
Weighted average number of diluted shares
   of common stock and operating units outstanding               53,484        53,517        53,357        53,396
                                                              =========     =========     =========     =========
Recurring funds from operations per diluted share             $    0.70     $    1.14     $    1.19     $    2.20
                                                              =========     =========     =========     =========

Operating Information
Recurring EBITDA                                              $  71,904     $  91,312     $ 132,806     $ 178,360
Occupancy                                                          69.5%         72.7%         66.4%         71.4%
ADR                                                           $  101.65     $  109.48     $  103.20     $  112.45
RevPAR                                                        $   70.60     $   79.61     $   68.53     $   80.33
RevPAR Decrease                                                  -11.32%                     -14.69%


(1) Recurring funds from operations represents funds from operations, as defined by the National Assocation of Real Estate Investment Trusts, adjusted for the impact of non-hedging derivatives and significant non-recurring items.